Second Quarter 2009 Earnings Webcast & Conference Call July 21, 2009 Exhibit 99.2

Gary Kohn Vice President Investor Relations

Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995.  These
statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.  Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,”
“estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and
“could” are intended to identify such forward-looking statements.  Readers of this presentation by The Western Union Company (the “Company,” “Western
Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual Report on Form 10-K for the year ended December 31, 2008.  The statements are only as of the date they are made, and the
Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following:  changes in general economic conditions and economic conditions in the regions and industries in which we operate; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents, or the value of, or our ability to recover our investments;
changes in immigration laws, patterns and other factors related to migrants; technological changes, particularly with respect to e-commerce; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing, and/or changing regulatory or enforcement interpretations of those laws; our ability to attract and retain qualified key employees and to manage our workforce successfully; changes in foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; significantly slower growth or declines in the money transfer market and other markets in which we operate; failure to implement agent contracts according to schedule; our ability to maintain our agent network and biller relationships under terms consistent with or more advantageous to us than those currently in place; interruptions of United States government relations with countries in which we have or are implementing material agent contracts;
deterioration in consumers’ and clients’ confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents and consumers, or non-performance by our banks, lenders, other financial services providers or insurers; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof; our ability to favorably resolve tax matters with the Internal Revenue Service and other tax jurisdictions; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations and card-based payment providers; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; any material breach of security of or interruptions in any of our systems; mergers, acquisitions and integration of acquired businesses and technologies into our company and the realization of anticipated synergies from these acquisitions; adverse consequences from our spin-off from First Data Corporation, including resolution of certain ongoing matters; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change our business mix; cessation of various services provided to us by third-party vendors; catastrophic events; and management’s ability to identify and manage these and other risks.

Christina Gold President & Chief Executive Officer

Financial Results – Q2 2009
Revenue $1.3B        (7)%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
EPS $0.31 flat
Revenue, constant currency
(2)%
EPS, excluding Q2 2008 restructuring
(6)%
Operating margin          27%
YTD Cash flow from operations         $606M
$1.8 billion cash on hand

47
49
C2C Transaction Growth – Q2 2009
Q2 2008
Q2 2009
Principal per transaction
Lower vs. Q2 2008
Consistent vs. Q1 2009
Revenue per transaction
consistent with Q1 2009
Remittances not discretionary
Consumers have need to send
money home
Up 3%
in millions

Geographically Diverse Portfolio
Revenue Transactions
Q2 09
(5)% 11%
Europe, Middle East, Africa, S. Asia
45% of Western Union revenue
Western Europe consistent with Q1 2009
Spain and Russia remain challenged
Gulf States and India strong growth but slowed from Q1 2009

Geographically Diverse Portfolio
Revenue
Transactions
Q2 09
Americas
(11)% (5)%
32% of Western Union revenue
Mexico and domestic challenged in 2009
U.S outbound consistent with recent quarters
Focused on growth initiatives

Geographically Diverse Portfolio
Revenue Transactions
Q2 09
Asia Pacific
flat 19%
8% of Western Union revenue
China transactions turned positive, revenue decline moderated
Philippines strong transaction growth but slowed from Q1 2009
Asia Pacific region represents significant growth opportunity

Revenue Transactions
Q2 09
Global Payments
(8)% 3%
13% of Western Union revenue
Comparable trends to Q1 2009
Implementing bill payment in Peru and Panama
Brazil opportunities
International and product expansion key
Entering B2B market with announced Custom House acquisition
Global Payments (formerly C2B)

Scott Scheirman Executive Vice President & Chief Financial Officer

Financial Results – Q2 2009
Revenue $1.3B                  (7)%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
EPS, GAAP and constant currency
$0.31 flat
Revenue, constant currency
(2)%
EPS, excluding Q2 2008 restructuring
(6)%

13 Transaction Fee Components of Revenue $ in millions Q2 08 Q2 09 Foreign Exchange Q2 08 Q2 09 $1,081 $1,000 (8)% $232 $217 (7)%

Market Trends
July 2009 World Bank Report remittances to
developing countries*
July Outlook:  (7)% to (10)% (revised downward from
March 2009)
Migrants remaining in host countries
Expect modest growth in 2010

* Migration and Development Brief 10 on remittance cross-border flows to developing countries

Western Union Trends
Total principal
YTD total cross border principal (5)%; 1% constant
currency adjusted
Q2 total cross border principal (8)%; (1)% constant
currency adjusted
Business model benefits from:
Transaction-based revenue model
Geographic diversification

Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

16 Cost of Services – As a Percent of Revenue Note: See appendix for reconciliation of Non-GAAP to GAAP measures. 59.3% 57.9% 55.8% 2008 Reported 2009 Reported 2008 Excl. Restructuring Second Quarter

15.7% 15.4% 16.9% 17 SG&A – As a Percent of Revenue Note: See appendix for reconciliation of Non-GAAP to GAAP measures. 2008 Reported 2009 Reported 2008 Excl. Restructuring Second Quarter

18 25.0% 26.7% 27.2% Strong Operating Margin Note: See appendix for reconciliation of Non-GAAP to GAAP measures. Second Quarter 2008 Reported 2009 Reported 2008 Excl. Restructuring

19 Tax Rate Note: See appendix for reconciliation of Non-GAAP to GAAP measures. 24.8% 26.2% 25.5% Second Quarter 2008 Reported 2009 Reported 2008 Excl. Restructuring

Consumer-to-Consumer
Q2 2009
Change (millions)
Transactions 49 3%
Revenue $1,065 (7)%
Revenue, constant currency
(2)%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Operating Income (4)%
Operating Margin 90 bps 27.6%
$294
85% of revenue

-2%
-7%
3%
Transaction
Growth
Mix Price Reductions Constant
Currency
Revenue Growth
Currency Impact Reported
Revenue Growth

C2C Transaction and Revenue Growth
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Q2 2009
Currency and mix drive difference
between transaction and revenue growth

22 Global Payments (formerly C2B) Q2 2009 Change (millions) Transactions 105 3% Revenue $164 (8)% Operating Income $44 (11)% Operating Margin 26.8% (90) bps 13% of revenue

Liquidity is a Distinct Advantage
Cash Flows From Operations, YTD $606 million
Cash Balance, June 30, 2009 $1.8 billion
Debt Balance, June 30, 2009 $3.0 billion
Capital Expenditures, YTD $40 million
$1 billion due in 2011
$500 million due in 2014
$1 billion due in 2016
$500 million due in 2036

Reaffirm 2009 Outlook
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Constant Currency Revenue to be down 2% to 5%
GAAP Revenue to be down 5% to 8%
Constant Currency EPS of $1.16 to $1.26
GAAP EPS of $1.18 to $1.28

25 Reaffirm 2009 Outlook Cash Flow from Operations to exceed $1.1 billion Capital Expenditures of less than $150 million Targeting $400 million of stock repurchases Tax rate of approximately 26%

Christina Gold President & Chief Executive Officer

2009 a year of opportunity
Balancing profitability and investment
Focusing on the core money transfer business – Asia,
Westernunion.com, and Intra
Significant global opportunities
New customers and product offerings

Strong Get Stronger
Foundation for sustainable, diversified growth

Building on Success –
Attract New, Incremental Customers
Banking Strategy
Expand distribution, reach new customers
Payment Services Directive
Acquired FEXCO Money Transfer (sales force and operating infrastructure)
Custom House
Expand into global business-to-business payments

Prepaid MoneyWise Visa card Reloadable Visa Gold Card Mobile Forming key alliances 29 Building on Success – Attract New, Incremental Customers ™ ® ®

Global Leader
Leadership position
Expanding into broader payments markets
385,000 agent locations
World-class brand
Geographically diverse revenue stream
Scalable infrastructure
Industry-leading compliance capabilities
Solid financial position
Well positioned for long-term growth

Second Quarter 2009 Earnings Webcast & Conference Call July 21, 2009 Appendix

Non-GAAP Measures
Western Union's management has presented: (1) Consolidated and consumer-to-consumer segment revenue declines, international consumer-to-consumer revenue decline and international consumer-to-consumer excluding United States originated transactions revenue decline, excluding the impact of translating foreign currency denominated revenues into United States dollars;  (2) Cost of services and selling, general and administrative as a percent of revenue, excluding 2008 restructuring and related expenses;  (3) Earnings per share change and 2008 operating income margin, excluding 2008 restructuring and related expenses; (4) Earnings per share, excluding the impact of translating foreign currency denominated amounts into United States dollars; (5) Effective tax rate, excluding the impact of the 2008 restructuring and related expenses; (6) Consumer-to-consumer principal per transaction decline and consumer-to-consumer cross-border principal decline, excluding the impact of translating foreign currency denominated amounts into United States dollars;  (7) 2009 Revenue outlook, excluding the estimated impact of translating foreign currency denominated revenue into United States dollars; and (8) 2009 EPS outlook, excluding the estimated impact of translating foreign currency denominated amounts into United States dollars. Western Union's management believes these non-GAAP measures provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure.
A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures is included below.

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
Consolidated
Consumer-to-
Consumer
segment
International
Consumer-to-
Consumer
International
Consumer-to-
Consumer excluding
United States
originated
transactions
2009 Revenues, as reported (GAAP) $         1,254.3 $        1,065.5 875.0 $            712.5 $
Reversal of impact from translation of
foreign currency denominated amounts
into United States dollars (a) 60.1 55.2 53.5 53.5
$         1,314.4 $        1,120.7 $             928.5 $                        766.0
$         1,347.1 $        1,145.4 919.5 $            747.3 $
Revenue decline, as reported (GAAP) (7)% (7)% (5)% (5)%
Revenue (decline)/growth, adjusted
(2)% (2)% 1% 3%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
2009 Revenues, adjusted
Three Months Ended June 30,
Adjustments:
2008 Revenues, as reported (GAAP)

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2009 2008
Revenues
$            1,254.3 $          1,347.1
$               700.3 $             799.4
Restructuring and related expenses (b)                          -                    (19.5)
$               700.3 $             779.9
55.8% 59.3%
55.8% 57.9%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Cost of services, as reported (GAAP)
Adjustments:
Cost of services, adjusted
Three Months Ended
June 30,
Cost of services as a percent of revenue, as reported
(GAAP)
Cost of services as a percent of revenue, adjusted

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2009 2008
Revenues
$          1,254.3 $      1,347.1
$             212.3 $         211.5
Restructuring and related expenses (b)                       -                   (3.4)
$             212.3 $         208.1
16.9% 15.7%
16.9% 15.4%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended
June 30,
Selling, general and administrative, as reported (GAAP)
Adjustments:
Selling, general and administrative as a percent of revenue, as reported
(GAAP)
Selling, general and administrative as a percent of revenue, adjusted
Selling, general and administrative, adjusted

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions, except per share amounts)
2009 2008
$                              220.2 $                           231.5
Restructuring and related expenses, net of income
tax benefit of $10.2 million for the three months
ended June 30, 2008 (b)                                         -                                    12.7
$                              220.2 $                           244.2
As reported (GAAP) $                                0.31 $                             0.31
Restructuring and related expenses (b)                                         -                                    0.02
Adjusted $                                0.31 $                             0.33
Diluted weighted-average shares outstanding                                   702.7                                747.5
EPS, as reported (GAAP) 0%
EPS, adjusted (6)%
_______
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended
June 30,
Net income, as reported (GAAP)
Earnings per share ("EPS"):
Adjustment:
Net income, adjusted
Growth/(decline):

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2009 2008
Revenues
$                 1,254.3 $                        1,347.1
$                    341.7 $                           336.2
Restructuring and related expenses (b)                               -                                    22.9
$                    341.7 $                           359.1
Operating income margin, as reported (GAAP) 27.2% 25.0%
Operating income margin, adjusted
27.2% 26.7%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended
June 30,
Operating income, as reported (GAAP)
Adjustment:
Operating income, adjusted

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions, except per share amounts)
Three Months Ended
June 30, 2009
$                              220.2
Reversal of impact from translation of foreign currency
denominated amounts into United States dollars, net of
income tax expense of $1.1 million (a)                                     (4.2)
$                              216.0
As reported (GAAP) $                                0.31
Impact from translation of foreign currency
denominated amounts into United States dollars (a)                                         -
Adjusted $                                0.31
Diluted weighted-average shares outstanding                                   702.7
_______
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Net income, as reported (GAAP)
Adjustment:
Net income, adjusted
Earnings per share ("EPS"):

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2009 2008
Income before income taxes, as reported (GAAP) $                   295.7 308.0 $
Adjustments:
Restructuring and related expenses (b)                               -  22.9
Income before income taxes, adjusted
$                   295.7 $                   330.9
Provision for income taxes, as reported (GAAP) $                     75.5 76.5 $
Adjustments:
Tax benefit on restructuring and related expenses (b)                              -   10.2
Provision for income taxes, adjusted
$                     75.5 $                     86.7
Effective tax rate, as reported (GAAP) 25.5% 24.8%
Effective tax rate, adjusted
25.5% 26.2%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended June 30,

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
2009 2008
$                        358 $                               402
Reversal of impact from translation of foreign currency denominated amounts into United States dollars (a) 24 -
$                        382 $                               402
Consumer-to-consumer principal per transaction decline, as reported (GAAP)
(11)%
Consumer-to-consumer principal per transaction decline, adjusted (5)%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Consumer-to-consumer principal per transaction, adjusted
Consumer-to-consumer principal per transaction
Adjustment:
Three Months Ended
June 30,

(in billions)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(unaudited)
2009 2008 2009 2008
$           15.9 $           17.2 $           30.9 $           32.7
Reversal of impact from translation of foreign currency denominated
amounts into United States dollars (a)                  1.1                    -                    2.2                    -
$           17.0 $           17.2 $           33.1 $           32.7
Consumer-to-consumer cross-border principal decline, as reported (GAAP) (8)% (5)%
Consumer-to-consumer cross-border principal (decline)/growth, adjusted
(1)% 1%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Consumer-to-consumer cross-border principal
Adjustment:
Three Months Ended
June 30,
Six Months Ended
June 30,
Consumer-to-consumer cross-border principal, adjusted

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
2009 Revenue Outlook
Revenue declining GAAP basis (5)% (8)%
Adjustments:
Reversal of estimated impact of translation of
foreign currency denominated amounts into United
States dollars (c)
3% 3%
Adjusted estimated revenue declines (2)% (5)%
2009 EPS Outlook
$             1.18 $               1.28
Adjustments:
Reversal of estimated impact from translation of
foreign currency denominated amounts into United
States dollars (c)                (0.02)                  (0.02)
$             1.16 $               1.26
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Adjusted EPS guidance
EPS guidance GAAP basis
Range
Range

Footnote explanations
(a) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United
States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.  In addition, to compute constant currency earnings per share, the Company assumes the impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges was consistent with the prior year.
(b) 2008 restructuring and related expenses relate to severance, outplacement and other employee related benefits; facility closure and migration of IT infrastructure; and other expenses related to relocation of various operations to existing Company facilities and third party providers. The restructuring and related expenses are included in cost of services and selling, general and administrative expense lines of the consolidated statements of income, and are not included in segment results.
(c) Represents the estimated impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the
United States dollar. Constant currency results exclude any estimated benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.  In addition, to compute constant currency earnings per share, the Company assumes the estimated impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges is consistent with the prior year.

Use of Material
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation, July 21, 2009. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  The Western Union Company assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as The Western Union Company which owns the copyright.